UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2015

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Effective April 1, 2015, Mr. Ehsan Zargar was appointed as General Counsel of HRG Group, Inc. (the “Company”).  Mr. Zargar, who joined the Company in June 2011, will also continue to serve as the Company’s Senior Vice President and Corporate Secretary.  From November 2006 to June 2011, Mr. Zargar was an Associate in the New York office of Paul, Weiss, Rifkind, Wharton & Garrison LLP and prior to that, worked as an Associate at another international law firm.  Mr. Zargar received his J.D. from the Faculty of Law at the University of Toronto and a B.A. from the University of Toronto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRG GROUP, INC.

Date: April 3, 2015	By:	/s/ Thomas A. Williams
		Name:	Thomas A. Williams
		Title:	Executive Vice President and Chief Financial Officer